AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
November 2013

For the month of November 2013, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.06% and a net return of -0.11%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.37% for the month.

November gross relative performance: 0.31%

Performance for periods ended November 30, 2013 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	(1.22%)	(1.46%)	3.49%	5.63%	5.14%
HIT Total Net Rate of Return	(1.60%)	(1.88%)	3.04%	5.17%	4.70%
Barclays Capital Aggregate Bond Index	(1.47%)	(1.61%)	3.09%	5.33%	4.71%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance of the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads to Treasuries tightened materially for both government-sponsored enterprise (GSE) and FHA/Ginnie Mae-insured multifamily MBS. Ginnie Mae permanent and construction/ permanent loan certificate spreads both tightened by about 11 basis points (bps). Fannie Mae multifamily DUS security spreads tightened across all structures, with the benchmark 10/9.5s contracting by 9 bps for the month.  The HIT had 22.4% of its portfolio invested in DUS securities across various structures as of November 30, 2013, whereas the Barclays Aggregate does not hold DUS securities.

●
The portfolio’s slightly short relative duration as interest rates increased across the longer end of the yield curve.  Two-year Treasury rates fell by 2 basis points, while, 5-, 10-, and 30-year Treasury rates rose by 4, 19 and 17 bps, respectively. The portfolio is underweight longer securities and its duration at month-end was 0.46 years shorter than the index.

●
The HIT’s underweight to agency single family MBS (RMBS) as this investment class was the worst performing of the major sectors in the Barclays Aggregate with excess returns of -13 bps.  As of November 30, the portfolio had a 27.7% allocation compared to 29.7% for the Barclays Aggregate.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                      November 2013 Performance Commentary

●
The portfolio’s underweight to Treasuries, the second worst performing major sector in the Barclays Aggregate.  The HIT had 5.1% allocated to Treasuries while the index had 35.7% as of November 30, 2013

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate, with excess returns for the month of 47 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 22.2% of the index as of November 30, 2013.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -4, 37, 48, and 28 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 90% of the HIT portfolio is AAA-rated or carried a government or GSE guarantee compared to 72% for the Barclays Aggregate at the end of November.

November 2013 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.33%	0	5.06
Agencies	-0.08%	+10	3.96
Single family agency MBS (RMBS)	-0.62%	-13	5.56
Corporates	-0.20%	+47	6.84
Commercial MBS (CMBS)	+0.11%	+17	3.20
Asset-backed securities (ABS)	+0.21%	+20	2.50
  Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	10/31/13	11/30/13	Change
1 Month	0.028%	0.048%	0.020%
3 Month	0.038%	0.058%	0.020%
6 Month	0.084%	0.101%	0.018%
1 Year	0.094%	0.119%	0.025%
2 Year	0.307%	0.283%	-0.024%
3 Year	0.570%	0.546%	-0.024%
5 Year	1.330%	1.371%	0.041%
7 Year	1.967%	2.094%	0.127%
10 Year	2.555%	2.745%	0.190%
30 Year	3.639%	3.811%	0.172%
                    Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.